UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2006

BRAND ENERGY & INFRASTRUCTURE SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-102511-14	13-3909682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 South Main Street
Kennesaw, GA 30152
(Address of Principal Executive Offices, including Zip Code)

Telephone: (770) 514-1411
(Registrant’s Telephone Number, Including Area Code)

Brand Intermediate Holdings, Inc.
15450 South Outer Highway 40, #270
Chesterfield, Missouri 63017
Telephone: (636) 519-1000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to the Certificate of Incorporation.

Brand Intermediate Holdings, Inc. amended its certificate of incorporation, which became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on April 28, 2006. The amendment changes the name of the entity from Brand Intermediate Holdings, Inc. to Brand Energy & Infrastructure Services, Inc. A copy of the Certificate of Amendment is furnished with this report as Exhibit 3.1.

Item 8.01. Other Events.

On April 27, 2006, Brand Energy & Infrastructure Services, Inc. and Brand Services, Inc. relocated their corporate headquarters, effective immediately, to 2505 South Main Street, Kennesaw, GA 30152, Tel: (770) 514-1411.

Item 9.01. Information to Be Included in the Report.

(d) Exhibits.

3.1                                 Certificate of Amendment of Brand Intermediate Holdings, Inc., dated April 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brand Energy & Infrastructure Services, Inc.

Dated: May 1, 2006	By:	/s/ Anthony A. Rabb
		Name:	Anthony A. Rabb
		Title:	Chief Financial Officer
and Vice President, Finance

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

3.1	Certificate of Amendment of Brand Intermediate Holdings, Inc., dated April 28, 2006, changing the name of the company to Brand Energy & Infrastructure Services, Inc.